UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2003

Talk America Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26728 (Commission File Number)	23-2827736 (I.R.S. Employer Identification No.)

12020 Sunrise Valley Drive, Suite 250, Reston, Virginia (Address of principal executive offices)	20191 (Zip Code)

(703) 391-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

99.1    Presentation dated November 6, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2003, Talk America Holdings, Inc. issued a release announcing its financial results for the third quarter ended September 30, 2003, and furnished a copy of the release to the SEC under cover of a Current Report on Form 8-K. In anticipation of some upcoming discussions with analysts and others, Talk has prepared a presentation discussing further its results for the 2003 third quarter and its guidance for 2003 and 2004. A copy of this presentation is furnished as an exhibit to this report. The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 9 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Non-GAAP Measures

The presentation furnished as an exhibit to this report includes non-GAAP financial information. The Adjusted Revenues, Adjusted Net Income, Adjusted EPS and Contributions amounts reflect the elimination of special items and non-recurring items of revenues, expenses, gains and losses primarily as a result of their non-operational and/or non-recurring nature. Management believes these presentations of operating performance assist investors in better understanding our results of operations and trends from period to period, consistent with our evaluation of our consolidated results of operations for a variety of internal measures including strategic business planning and allocation of resources and capital. Management believes that the adjusted income items provide current and prior period results of operations on a comparable basis as well as provide trends that are more indicative of future operating results than the corresponding GAAP results of operations, given the non-operational and/or non-recurring nature of the special items removed for purposes of reporting the adjusted results. A reconciliation of these adjusted results to their comparable GAAP amounts is included so readers have access to the detail and general nature of adjustments made to GAAP results.  Descriptions of the special items are provided in the schedules included in the presentation.

Management believes that free cash flow and net debt, additional non-GAAP financial measures, are also useful to investors and other users of our financial information in evaluating liquidity and operating financial performance. Free cash flow and net debt are financial measures that are commonly used by readers of financial information in assessing financial performance, including liquidity and the ability to meet obligations with available cash flows and cash balances. Management uses free cash flow information as an indication of its overall business performance as well as resources available for the retirement of debt. The definition of free cash flows, cash from operating activities less capital expenditures and capitalized software development costs, is readily determinable from amounts provided in our consolidated statements of cash flows.

It is management's intent to provide non-GAAP financial information to enhance understanding of our GAAP financial results. This information should be considered by the reader in addition to, but not instead of, our financial statements prepared in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003	TALK AMERICA HOLDINGS, INC. By: /s/ Aloysius T. Lawn IV Name: Aloysius T. Lawn IV Title: Executive Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number        Description

99.1        Presentation dated November 6, 2003 (filed herewith).